LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 2000

Seeking capital appreciation through the use of aggressive investment techniques

KEMPER AGGRESSIVE
GROWTH FUND

   "...Despite the technology downturn the fund's best performing stocks were in the technology sector. Many of our top-10 holdings posted strong gains over the course of the year. ..."

                                                             [KEMPER FUNDS LOGO]

AT A GLANCE

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
11
INDUSTRY SECTORS
12
LARGEST HOLDINGS
13
PORTFOLIO OF INVESTMENTS
16
FINANCIAL STATEMENTS
21
NOTES TO FINANCIAL STATEMENTS
25
REPORT OF INDEPENDENT AUDITORS
26
TAX INFORMATION

 KEMPER AGGRESSIVE GROWTH FUND
 TOTAL RETURNS*
 FOR THE YEAR ENDED SEPTEMBER 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                  KEMPER AGGRESSIVE GROWTH           KEMPER AGGRESSIVE GROWTH
KEMPER AGGRESSIVE GROWTH FUND CLASS A                                   FUND CLASS B                       FUND CLASS C
-------------------------------------                             ------------------------           ------------------------
48.38                                                                      47.01                              46.81

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION SEE THE PROSPECTUS STATEMENT OF ADDITIONAL INFORMATION AND FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    9/30/00   9/30/99
 .........................................................
    KEMPER AGGRESSIVE GROWTH FUND
    CLASS A                          $22.88    $15.42
 .........................................................
    KEMPER AGGRESSIVE GROWTH FUND
    CLASS B                          $22.14    $15.06
 .........................................................
    KEMPER AGGRESSIVE GROWTH FUND
    CLASS C                          $22.11    $15.06
 .........................................................

THERE ARE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH THE FUND INCLUDING OPERATION AS A NONDIVERSIFIED FUND, WHICH ALLOWS MORE ASSETS TO BE INVESTED IN FEWER ISSUERS, AND FLEXIBILITY TO CONCENTRATE IN VARIOUS INVESTMENT SECTORS AND TO INVEST SIGNIFICANT ASSETS IN SMALLER COMPANIES, WHICH PRESENT GREATER RISK THAN LARGER, MORE ESTABLISHED COMPANIES. THERE IS NO ASSURANCE THAT THE FUND'S MANAGEMENT STYLE WILL BE SUCCESSFUL OR THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

TERMS TO KNOW


YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL (312)
BOX] 696-6000. The Morningstar Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER AGGRESSIVE GROWTH FUND IN THE LARGE- CAP
                           GROWTH CATEGORY. PLEASE CONSULT THE PROSPECTUS
                           FOR A DESCRIPTION OF INVESTMENT POLICIES.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

MOMENTUM INVESTING The practice of investing in the market's top-performing stocks in order to capture additional upward movements in their prices.

WEIGHTING (OVER/UNDER) Refers to the allocation of assets -- usually in terms of sectors, industries or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.7 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems, are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- they've been accelerating since early in the year, and in September were up more than 20 percent compared to a year ago.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. Second, interest expense will surge thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.00                   6.10                   4.50
Prime rate (2)                                  9.50                   9.00                   8.25                   8.25
Inflation rate (3)*                             3.50                   3.80                   2.60                   1.40
The U.S. dollar (4)                            11.30                   1.10                  -0.90                   1.10
Capital goods orders (5)*                      22.70                  13.30                   4.70                   8.60
Industrial production (5)*                      5.70                   5.40                   3.50                   3.70
Employment growth (6)                           1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for most borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of 2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[HODGES PHOTO]

LEAD PORTFOLIO MANAGER SEWALL HODGES IS A MANAGING DIRECTOR WITH SCUDDER KEMPER INVESTMENTS, INC. HODGES BRINGS MORE THAN 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND AND SERVES AS THE LEADER OF THE COMPANY'S SMALL-CAP INVESTING TEAM. JESUS C. CABRERA IS A PORTFOLIO MANAGER OF THE FUND AND HAS MORE THAN 10 YEARS OF INVESTMENT EXPERIENCE. THE TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS, INC.'S LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND INVESTMENT SPECIALISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER AGGRESSIVE GROWTH FUND DRAMATICALLY OUTPERFORMED ITS BENCHMARK -- THE STANDARD & POOR'S 500 STOCK INDEX (S&P) DURING THE FUND'S ANNUAL PERIOD -- OCTOBER 1, 1999 THROUGH SEPTEMBER 30, 2000. BELOW, LEAD PORTFOLIO MANAGER SEWALL HODGES EXPLAINS HIS INVESTMENT STRATEGY AND THE REASONS BEHIND THE FUND'S OUTSTANDING PERFORMANCE IN A VERY VOLATILE MARKET ENVIRONMENT.


Q     HOW DID KEMPER AGGRESSIVE GROWTH FUND PERFORM DURING THE ANNUAL PERIOD?


A     Fund performance was exceptional, even despite a technology correction that heightened stock market volatility. The fund gained 48.38 percent (Class A Shares, unadjusted for any sales changes) for the 12 months ended September 30, 2000. It soundly beat its benchmark, the Standard & Poor's 500 stock index, which rose just 13.27 percent for the period.

  The fund's performance was due to strong technology stock performance early in the period. Later, the fund fared well because of defensive moves made that increased its cash reserves. When the market imploded in March, our cash position helped ease the impact. We maintained a relatively high cash position throughout the remainder of the year (31.3% of net assets as of September 30, 2000) as the market suffered through extreme bouts of volatility and lack of a clear direction.



Q     YOU MENTIONED THE MARKET WAS QUITE VOLATILE DURING THE PERIOD. WILL YOU
PLEASE EXPLAIN WHAT WAS BEHIND THE VOLATILITY AND THE CHALLENGES YOU FACED IN MANAGING THE FUND?


A     The year seemed to be cut into two distinct periods. Throughout the first half -- October through March -- we continued to see dramatic, even historic levels of market volatility. Despite the fluctuations, most market indices ultimately climbed to new highs fueled by surging momentum in large-cap technology, media and telecommunications stocks (TMT stocks).

  In March, investors became skittish about the extreme valuations that most of these TMT stocks had reached. They began to sell en masse, causing a rapid and deep decline in these stocks and in the major market indices. TMT stocks never solidly regained their market footing. Instead we saw quick surges and quick declines in these stocks, which once seemed to be invincible market leaders. Industries like financial services and health care rallied through much of the latter part of the period as investors moved into more reasonably valued stocks that were a bit more defensive than the TMT highflyers.



Q     GIVEN THE EXTREME MARKET VOLATILITY, HOW DID YOU MANAGE KEMPER AGGRESSIVE
GROWTH FUND'S PORTFOLIO?


A     We don't alter our investment process because of a changing market environment. So this period we managed the portfolio as we always do -- through a bottom-up approach to stock selection.

  Our goal is to pursue long-term capital appreciation, and we may do so by investing in companies of any size. We're willing to concentrate investments in market sectors with the strongest prospects for growth. Our primary focus, however, is

PERFORMANCE UPDATE

always on bottom-up research on individual companies. At no time are we willing to compromise our criteria. Therefore, portfolio allocations into market-cap segments and sectors result from our individual stock selection.

  We look for companies with strong fundamentals, clean balance sheets and above-average earnings growth that we believe can be sustained for a period of at least two years. We tend to favor companies that are leaders in their industries or innovators on the cutting edge of emerging technologies. Other fundamentals such as good management and cost controls are important in our analysis. We also seek to invest when the timeliness of our purchase appears appropriate. Our valuation discipline points us toward investments that are attractive on an absolute and/or relative basis.

  Conversely, we'll eliminate stocks when it appears that company fundamentals start deteriorating or earnings growth is slowing. We will also sell stocks when their prices reach our pre-established targets. With the rapid rise in technology valuations early in the year, many of our tech stocks reached their targets early in 2000 so we were forced to reduce or liquidate many of our positions. Our adherence to our discipline paid off as we realized profits on many of our tech stocks prior to the correction in March.

  Our investment charter also gives us the flexibility to maintain a sizeable cash position in the fund. And during this extremely volatile period, we took advantage of that policy. After taking profits early in the year we maintained a high cash position through the technology correction, which was beneficial for the fund. We then found opportunities to redeploy the cash. When technology rallied in August, many of our holdings once more reached pre-established price targets so we again took profits, which led to a more than 30 percent position in cash, which we've held through the end of September.

  Although we would prefer to be fully invested, there are times when it is more prudent to remain defensive with a strong cash position. The latter half of this period was one of those times. Our use of cash in the portfolio was one of the most important contributors to fund performance this year. As volatility subsides and the market finds some direction we'll likely have more success in redeploying this cash. But we won't invest just to invest. We need to have conviction in our stock selection.



Q     DESPITE THE STRUGGLES THAT TECHNOLOGY STOCKS HAVE ENDURED, MORE THAN HALF
OF THE FUND IS INVESTED IN THE TECH SECTOR. DO YOU SEE IMPROVING PROSPECTS FOR THIS SECTOR?


A     Again, it's important to point out that we don't invest by sector. We choose individual stocks for their own merits. However, technology companies by nature tend to provide the best prospects for rapid growth and as aggressive growth managers that's where we typically find many of our best opportunities. We've culled our holdings over the course of the year and eliminated those stocks we thought were most at risk to an extended downturn in the sector. We don't hold any Internet (.com) stocks and we're underexposed in the wireless and personal computer industries that have struggled recently. The companies that we do own have been experiencing very strong earnings and have spectacular prospects for improved growth.

  Our large technology position does present risk. However, we're an aggressive growth fund and we need to be invested in those stocks that present the best prospects for growth. The fund's cash position is a good defensive tool that is helping to balance the risk. The cash also enables us the flexibility to move quickly into other growth stocks as the opportunities present themselves. We want to buy the highest growth rate companies at the proper time and at the right prices.



Q     WHAT WERE SOME OF THE BEST-PERFORMING STOCKS FOR KEMPER AGGRESSIVE GROWTH
FUND?


A     Despite the technology downturn, the fund's best-performing stocks were in the technology sector. Many of our top-10 holdings posted strong gains over the course of the year. These companies have several things in common. They all have incredibly strong market standings and product line-ups combined with massive revenue and earnings growth. And they all have dominant positions in what they do. The fact that they were all top-10 holdings made an even bigger impact in terms of contributions to fund performance.

  They include the following.

- Applied Micro Circuits, which manufactures specialized semiconductors designed for wireless telecommunications, exhibited remarkable earnings growth. Companies such as Nortel and Lucent Technologies look to Applied Micro Circuits for fiber-optic solutions to help them increase speed and bandwidth. They're a great example of the niche player we look for.

PERFORMANCE UPDATE

- SDL sells semiconductor laser pump modules to companies that operate fiber-optic, cable television and satellite communication networks.

- Mercury Interactive Corporation develops, markets and supports a family of automated client/server and web-based test tools. Their products are used by corporate software development organizations, system integrators and software vendors to identify software errors or "bugs."

- Check Point Software Technologies develops, markets and supports security software solutions. These products aim to protect private information delivered through the Internet.



Q     WERE THERE STOCKS THAT DISAPPOINTED?


A     Yes, there were. Two stocks in particular really hurt the fund's performance. The first is a health care stock called VISX. The company manufactures laser systems for vision correction. The company's devices are used primarily in the correction of vision disorders such as near-sightedness, astigmatism and far-sightedness, with the goal of eliminating the need to wear eye glasses. When health care collapsed in 1999, this company continued to post tremendous gains as its new technology was gaining momentum. However, in February the stock hit an unexpected bump and declined dramatically in value. The change in the company's fundamentals resulted in a decline in earnings potential. We liquidated our position before it completed its decline, but the fund suffered a loss nonetheless.

  Another disappointment was Cinar Films. This Canadian entertainment company is involved in the development and worldwide distribution of original, non-violent, animated and live-action television programming and family entertainment products. It's best known for its "Arthur" children's books and animated television series. This stock collapsed as it was uncovered that management had been misusing company funds. Again we liquidated our position, taking a loss. Subsequent to the sale of the shares, the stock was halted and has not reopened for trading. We were fortunate that our sell discipline caused us to exit this position.



Q     GIVEN THE CHALLENGES OF THE RECENT MARKET, WHAT IS YOUR OUTLOOK FOR EQUITY
INVESTING? HOW WILL YOU SEEK TO POSITION THE FUND?


A     There is enormous uncertainty in the marketplace right now. Investors have seen many bell-weather large-cap stocks -- technology, industrial consumer products and retail to name a few -- come under enormous pressure and investors are seeking safety in utilities and stable growth drug stocks.

  Going forward, we are looking to deploy some of the fund's cash reserves as appropriate. We will continue to look for companies with the strongest fundamentals and to take advantage of price weaknesses to snap up those that we want over the long term, but have been unable to buy previously due to high valuations.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED SEPTEMBER 30, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                  1-YEAR   3-YEAR   LIFE OF CLASS
--------------------------------------------------------------------------------------------------------
    KEMPER AGGRESSIVE GROWTH FUND CLASS A         39.79%   21.48%       25.98%      (since 12/31/96)
 ........................................................................................................
    KEMPER AGGRESSIVE GROWTH FUND CLASS B         43.95    22.38        26.60       (since 12/31/96)
 ........................................................................................................
    KEMPER AGGRESSIVE GROWTH FUND CLASS C         46.81    22.74        26.83       (since 12/31/96)
 ........................................................................................................

KEMPER AGGRESSIVE GROWTH FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/31/96 to 9/30/00
[LINE GRAPH]

                                                    KEMPER AGGRESSIVE                                     STANDARD & POOR'S 500
                                                  GROWTH FUND CLASS A1         RUSSELL 3000 INDEX+            STOCK INDEX++
                                                  --------------------         -------------------        ---------------------
12/31/96                                                10000.00                    10000.00                    10000.00
                                                         9236.00                    10087.00                    10221.00
                                                        11071.00                    11777.00                    11949.00
                                                        12500.00                    12876.00                    12788.00
12/31/97                                                12571.00                    13178.00                    13101.00
                                                        14130.00                    14898.00                    14874.00
                                                        14089.00                    15169.00                    15307.00
                                                        11417.00                    13472.00                    13730.00
                                                        14328.00                    16360.00                    16595.00
3/31/99                                                 14536.00                    16916.00                    17366.00
                                                        15960.00                    18219.00                    18532.00
                                                        16033.00                    17018.00                    17317.00
                                                        21357.00                    19778.00                    19835.00
                                                        25381.00                    20681.00                    20231.00
                                                        23519.00                    19966.00                    19637.00
9/30/00                                                 23779.00                    20114.00                    19393.00

KEMPER AGGRESSIVE GROWTH FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 12/31/96 to 9/30/00
[LINE GRAPH]

                                                    KEMPER AGGRESSIVE                                     STANDARD & POOR'S 500
                                                  GROWTH FUND CLASS B1         RUSSELL 3000 INDEX+            STOCK INDEX++
                                                  --------------------         -------------------        ---------------------
12/31/96                                                10000.00                    10000.00                    10000.00
                                                         9779.00                    10087.00                    10221.00
                                                        11695.00                    11777.00                    11949.00
                                                        13179.00                    12876.00                    12788.00
                                                        13222.00                    13178.00                    13101.00
3/31/98                                                 14856.00                    14898.00                    14874.00
                                                        14767.00                    15169.00                    15307.00
                                                        11953.00                    13472.00                    13730.00
                                                        14955.00                    16360.00                    16595.00
                                                        15154.00                    16916.00                    17366.00
6/30/99                                                 16588.00                    18219.00                    18532.00
                                                        16621.00                    17018.00                    17317.00
                                                        22096.00                    19778.00                    19835.00
                                                        26168.00                    20681.00                    20231.00
                                                        24182.00                    19966.00                    19637.00
9/30/00                                                 24228.00                    20114.00                    19393.00

KEMPER AGGRESSIVE GROWTH FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 12/31/96 to 9/30/00
[LINE GRAPH]

                                                    KEMPER AGGRESSIVE                                     STANDARD & POOR'S 500
                                                  GROWTH FUND CLASS C1         RUSSELL 3000 INDEX+            STOCK INDEX++
                                                  --------------------         -------------------        ---------------------
12/31/96                                                10000.00                    10000.00                    10000.00
                                                         9779.00                    10087.00                    10221.00
                                                        11705.00                    11777.00                    11949.00
                                                        13189.00                    12876.00                    12788.00
                                                        13233.00                    13178.00                    13101.00
3/31/98                                                 14867.00                    14898.00                    14874.00
                                                        14778.00                    15169.00                    15307.00
                                                        11964.00                    13472.00                    13730.00
                                                        14977.00                    16360.00                    16595.00
                                                        15165.00                    16916.00                    17366.00
6/30/99                                                 16588.00                    18219.00                    18532.00
                                                        16621.00                    17018.00                    17317.00
                                                        22085.00                    19778.00                    19835.00
                                                        26157.00                    20681.00                    20231.00
                                                        24160.00                    19966.00                    19637.00
9/30/00                                                 24391.00                    20114.00                    19393.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 5.75%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE (CDSC) IS 4 PERCENT. FOR CLASS
  C SHARES, THERE IS A 1 PERCENT CDSC ON
  CERTAIN REDEMPTIONS WITHIN THE FIRST
  YEAR OF PURCHASE. DURING THE PERIODS
  NOTED, SECURITIES PRICES FLUCTUATED.
  FOR ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS, STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING KEMPER AGGRESSIVE GROWTH
    FUND TO THE INDICES, YOU SHOULD ALSO
    NOTE THAT THE FUND'S PERFORMANCE
    REFLECTS THE MAXIMUM SALES CHARGE,
    WHILE NO SUCH CHARGES ARE REFLECTED
    IN THE PERFORMANCE OF THE INDICES.

 +THE RUSSELL 3000 INDEX IS AN UNMANAGED
  INDEX COMPRISED OF 3000 OF THE LARGEST
  CAPITALIZED U.S. DOMICILED COMPANIES
  WHOSE COMMON STOCKS TRADE IN THE U.S.
  THIS PORTFOLIO OF SECURITIES
  REPRESENTS APPROXIMATELY 98 PERCENT OF
  THE INVESTABLE U.S. EQUITY MARKET.

++THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS WIESENBERGER(R).

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON SEPTEMBER 30, 2000, AND ON SEPTEMBER 30, 1999.
[BAR GRAPH]

                                                                  KEMPER AGGRESSIVE GROWTH           KEMPER AGGRESSIVE GROWTH
                                                                      FUND ON 9/30/00                    FUND ON 9/30/99
                                                                  ------------------------           ------------------------
Technology                                                                 67.40                              34.30
Consumer non-durables                                                      10.80                              30.80
Health care                                                                 9.50                               9.50
Communication services                                                      4.70                              12.20
Energy                                                                      3.20                               0.80
Basic material                                                              2.80                               0.00
Capital goods                                                               1.60                               9.80
Finance                                                                     0.00                               2.60

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER AGGRESSIVE GROWTH FUND REPRESENTED ON SEPTEMBER 30, 2000 COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.
[BAR GRAPH]

                                                                  KEMPER AGGRESSIVE GROWTH         STANDARD & POOR'S 500 STOCK
                                                                      FUND ON 9/30/00                    INDEX ON 9/30/00
                                                                  ------------------------         ---------------------------
Technology                                                                 67.40                              34.10
Consumer non-durables                                                      10.80                              16.10
Health care                                                                 9.50                              10.30
Communication services                                                      4.70                               6.00
Energy                                                                      3.20                               5.40
Basic materials                                                             2.80                               1.90
Capital goods                                                               1.60                               8.30
Finance                                                                     0.00                              14.50
Transportation                                                              0.00                               0.50
Utilities                                                                   0.00                               2.90

* The Standard & Poor's 500 stock index is an unmanaged index generally representative of the U.S. stock market.

LARGEST HOLDINGS

KEMPER AGGRESSIVE GROWTH FUND'S 10 LARGEST HOLDINGS*
Representing 23.8 percent of the fund's portfolio on September 30, 2000

            HOLDINGS                                                          PERCENT
-------------------------------------------------------------------------------------
1.          MERCURY                    Creates products to automate the        3.3%
            INTERACTIVE                testing and quality assurance of
                                       client-server software.
-------------------------------------------------------------------------------------

2.          APPLIED                    Applied Micro Circuits Corporation      2.9%
            MICRO CIRCUITS             (AMCC) makes high-performance,
                                       high-bandwidth integrated circuits
                                       used to control the high-speed flow
                                       of transmissions through fiber-optic
                                       telephone networks worldwide.
-------------------------------------------------------------------------------------

3.          CHECK POINT                Develops, markets and supports          2.5%
            SOFTWARE TECHNOLOGIES      security software solutions. These
                                       products aim to protect information
                                       from unauthorized access and from
                                       risks of unauthorized interception
                                       through public connections like the
                                       Internet.
-------------------------------------------------------------------------------------
4.          VITESSE                    Produces component technologies for     2.5%
            SEMICONDUCTOR              a variety of industries, including
                                       computers, telecommunications,
                                       defense and aerospace.
-------------------------------------------------------------------------------------

5.          SDL                        SDL mainly sells semiconductor laser    2.3%
                                       pump modules to companies that
                                       operate fiber-optic, cable
                                       television, and satellite communica-
                                       tion networks.
-------------------------------------------------------------------------------------
6.          ANDRX                      Develops timed-release generic          2.2%
                                       versions of brand-name drugs.
-------------------------------------------------------------------------------------
7.          SYMBOL                     Manufacturer of bar code laser          2.1%
            TECHNOLOGIES               scanner.
-------------------------------------------------------------------------------------
8.          FISERV                     A provider of financial data            2.1%
                                       processing systems and related
                                       information management products and
                                       services to the financial industry.
-------------------------------------------------------------------------------------

9.          SILICON STORAGE            Supplies flash memory devices           2.0%
            TECHNOLOGY                 required for high volume
                                       applications in areas of digital
                                       consumer, networking, wireless
                                       communications and internet
                                       computing.
-------------------------------------------------------------------------------------

10.         SANMINA                    Provides customized integrated          1.9%
                                       electronics manufacturing services,
                                       including turnkey electronic
                                       assembly and manufacturing
                                       management services to original
                                       equipment manufacturers.
-------------------------------------------------------------------------------------

*THE FUND'S HOLDING'S ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER AGGRESSIVE GROWTH FUND
Portfolio of Investments at September 30, 2000

                                                                                           PRINCIPAL
    SHORT-TERM NOTES--31.3%                                                                 AMOUNT         VALUE

    REPURCHASE AGREEMENTS--0.0%
                                             State Street Bank and Trust Company, 6.40%,
                                               to be repurchased at $106,056 on
                                               10/02/2000**.
                                               (Cost $106,000)                            $   106,000   $    106,000
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    COMMERCIAL PAPER--31.3%
                                             American Telephone & Telegraph Co., 6.50%,
                                               10/12/2000                                   7,000,000      6,986,097
                                             Conagra, Inc., 6.66%, 10/06/2000              11,500,000     11,489,363
                                             Enron Corp., 6.62%, 10/02/2000                 6,500,000      6,498,805
                                             Federal Home Loan Bank, 6.38%, 10/13/2000      7,000,000      6,985,113
                                             Ford Motor Credit Co., 6.49%, 10/10/2000       8,000,000      7,987,020
                                             General Motors Acceptance Corp, 6.45%,
                                               10/05/2000                                  10,000,000      9,992,833
                                             Halifax PLC, 6.47%, 10/04/2000                 6,000,000      5,996,765
                                             Merrill Lynch & Co., Inc., 6.48%,
                                               10/03/2000                                   8,000,000      7,997,120
                                             Phillip Morris Co., 6.53%, 10/11/2000          7,500,000      7,486,396
                                             Renaissance Energy, 6.74%, 10/11/2000          5,016,000      5,006,609
                                             Sara Lee Corp., 6.51%, 10/20/2000              7,500,000      7,474,231
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (Cost $83,900,352)                                           83,900,352
                                             ---------------------------------------------------------------------------
                                             TOTAL SHORT-TERM NOTES
                                             (Cost $84,006,352)                                           84,006,352
                                             ---------------------------------------------------------------------------
    COMMON STOCKS--68.7%                                                                    SHARES

    CONSUMER DISCRETIONARY--1.7%
      DEPARTMENT & CHAIN STORES--0.7%
                                             Kohl's Corp.*                                     33,000      1,903,687
                                             ---------------------------------------------------------------------------

      RECREATIONAL PRODUCTS--0.5%
                                             Harley-Davidson, Inc.                             30,600      1,464,975
                                             ---------------------------------------------------------------------------

      RESTAURANTS--0.5%
                                             CEC Entertainment, Inc.*                          41,100      1,315,200
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    HEALTH--6.5%
      BIOTECHNOLOGY--2.8%
                                             Immunex Corp.*                                    58,300      2,536,050
                                             QLT, Inc.*                                        67,800      4,910,463
                                             ---------------------------------------------------------------------------
                                                                                                           7,446,513

      MEDICAL SUPPLY & SPECIALTY--3.7%
                                             Andrx Group*                                      63,800      5,957,325
                                             Medtronic, Inc.                                   77,105      3,995,003
                                             ---------------------------------------------------------------------------
                                                                                                           9,952,328
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--2.0%
      TELEPHONE/
      COMMUNICATIONS--2.0%
                                             BroadWing, Inc.                                   71,200      1,820,050
                                             Time Warner Telecom, Inc."A"*                     75,400      3,642,763
                                             ---------------------------------------------------------------------------
                                                                                                           5,462,813
------------------------------------------------------------------------------------------------------------------------

    MEDIA--1.2%
      BROADCASTING & ENTERTAINMENT--1.2%
                                             Univision Communication, Inc.*                    42,200      1,577,225
                                             Viacom, Inc. "B"*                                 25,606      1,497,951
                                             ---------------------------------------------------------------------------
                                                                                                           3,075,176
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--5.7%
      EDP SERVICES--3.5%
                                             Fiserv Inc.*                                      92,000      5,508,500
                                             Micromuse, Inc.*                                  14,900      2,993,969
                                             Sapient Corp.*                                    21,800        886,988
                                             ---------------------------------------------------------------------------
                                                                                                           9,389,457

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS


                                                                                            SHARES         VALUE

      MISCELLANEOUS COMMERCIAL--1.9%
                                             Concord EFS, Inc.*                               116,750   $  4,146,449
                                             Internap Network Services Corp.*                  27,500        888,593
                                             ---------------------------------------------------------------------------
                                                                                                           5,035,042

      MISCELLANEOUS CONSUMER--0.3%
                                             MarchFirst, Inc.*                                 49,300        773,394
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.1%
      TELECOMMUNICATIONS EQUIPMENT--1.1%
                                             Antec Corp.*                                      52,300      1,542,850
                                             Spectrasite Holdings, Inc.*                       78,900      1,464,581
                                             ---------------------------------------------------------------------------
                                                                                                           3,007,431
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--2.0%
      ELECTRICAL PRODUCTS--1.1%
                                             Nanometrics, Inc.*                                53,000      2,832,188
                                             ---------------------------------------------------------------------------

      INDUSTRIAL SPECIALTY--0.9%
                                             Corning, Inc.                                      8,100      2,405,700
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--46.3%
      COMPUTER SOFTWARE--11.6%
                                             Brocade Communications Systems, Inc.*             11,300      2,666,800
                                             Check Point Software Technologies, Ltd.*          42,400      6,678,000
                                             Comverse Technology, Inc.*                        34,500      3,726,000
                                             Davox Corp.*                                      48,800        491,050
                                             Evolving Software, Inc.*                          51,200        332,800
                                             Information Architects Corp.*                     26,900         89,106
                                             Intuit, Inc.*                                     73,600      4,195,200
                                             MetaCreations Corp.*                              16,100        181,125
                                             Microsoft Corp.*                                  43,700      2,632,925
                                             PeopleSoft, Inc.*                                183,200      5,118,150
                                             SAP AG (Sponsored ADR)                            34,700      2,134,050
                                             Verity, Inc.*                                     77,600      2,769,350
                                             VocalTec, Ltd.*                                    8,000         80,500
                                             ---------------------------------------------------------------------------
                                                                                                          31,095,056

      DIVERSE ELECTRONIC PRODUCTS--1.6%
                                             Natural Microsystems Corp.*                       26,600      1,430,997
                                             Solectron Corp.*                                  62,000      2,859,750
                                             ---------------------------------------------------------------------------
                                                                                                           4,290,747

      EDP PERIPHERALS--8.3%
                                             EMC Corp.*                                        43,500      4,311,937
                                             Mercury Interactive Corp.*                        56,800      8,903,400
                                             Network Appliance, Inc.*                          26,800      3,413,650
                                             Symbol Technologies, Inc.                        153,700      5,523,594
                                             ---------------------------------------------------------------------------
                                                                                                          22,152,581

      ELECTRONIC COMPONENTS--7.5%
                                             Analog Devices, Inc.*                             35,100      2,897,944
                                             Applied Micro Circuits Corp.*                     38,000      7,868,375
                                             Cisco Systems, Inc.*                              32,600      1,801,150
                                             Jabil Circuit*                                    55,600      3,155,300
                                             Sandisk Corp.*                                    36,600      2,443,050
                                             Vishay Intertechnology, Inc.*                     65,200      2,004,900
                                             ---------------------------------------------------------------------------
                                                                                                          20,170,719

      PRECISION INSTRUMENTS--1.6%
                                             Credence Systems Corp.*                           38,800      1,164,000
                                             Excel Technology, Inc.*                           50,000      1,603,125
                                             Photon Dynamics, Inc.*                            43,500      1,642,125
                                             ---------------------------------------------------------------------------
                                                                                                           4,409,250

      SEMICONDUCTORS--15.7%
                                             California Micro Devices Corp.*                    8,500        119,000
                                             Elantec Semiconductor, Inc.*                      19,600      1,952,650
                                             Intel Corp.                                      106,100      4,409,781
                                             Intersil Holding Corp.*                           43,000      2,144,625
                                             Linear Technology Corp.                           43,400      2,810,150

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


                                                                                            SHARES         VALUE
                                             Pericom Semiconductor Corp.*                      91,800   $  3,396,600
                                             QLogic Corp.*                                     37,500      3,300,000
                                             SDL, Inc.*                                        20,400      6,283,200
                                             Sanmina Corp.*                                    55,000      5,149,375
                                             Silicon Storage Technology, Inc.*                193,700      5,266,219
                                             Siliconix, Inc.*                                  11,700        552,094
                                             Vitesse Semiconductor Corp.*                      74,900      6,661,419
                                             ---------------------------------------------------------------------------
                                                                                                          42,045,113
------------------------------------------------------------------------------------------------------------------------

    ENERGY--2.2%
      OIL & GAS PRODUCTION--2.2%
                                             Anadarko Petroleum Corp.                          46,800      3,110,328
                                             Nabors Industries, Inc.*                          53,100      2,782,440
                                             ---------------------------------------------------------------------------
                                                                                                           5,892,768
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCK
                                             (Cost $130,063,778)                                         184,120,138
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT--100.0%
                                             (Cost $214,070,130)(a)                                     $268,126,490
                                             ---------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) Based on the cost of investments of $214,072,386 for federal income tax purposes at September 30, 2000, the gross unrealized appreciation was $68,606,275 the gross unrealized depreciation was $14,552,171 and the net unrealized appreciation on investments was $54,054,104.

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2000

ASSETS
Investments in securities, at value, (cost $214,070,130)        $268,126,490
----------------------------------------------------------------------------
Cash                                                                     370
----------------------------------------------------------------------------
Receivable for investments sold                                    7,301,389
----------------------------------------------------------------------------
Interest receivable                                                       38
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      692,516
----------------------------------------------------------------------------
TOTAL ASSETS                                                     276,120,803
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  5,378,906
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                   2,360,648
----------------------------------------------------------------------------
Accrued management fee                                                72,771
----------------------------------------------------------------------------
Other payables and accrued expenses                                  713,859
----------------------------------------------------------------------------
Total liabilities                                                  8,526,184
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $267,594,619
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Net unrealized appreciation (depreciation) on investments       $ 54,056,360
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                               2,009,174
----------------------------------------------------------------------------
Paid-in-capital                                                  211,529,085
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $267,594,619
----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($142,256,144 / 6,216,690 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares
  authorized)                                                         $22.88
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of net asset
  value.)                                                             $24.28
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($97,851,484 /
  4,419,410 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $22.14
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($27,486,991 /
  1,243,161 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $22.11
----------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the year ended September 30, 2000

INVESTMENT INCOME
Dividends (Net of foreign taxes withheld of $422)               $    67,336
---------------------------------------------------------------------------
Interest                                                          2,425,107
---------------------------------------------------------------------------
Total Income                                                      2,492,443
---------------------------------------------------------------------------
Expenses:
Management fee                                                      936,016
---------------------------------------------------------------------------
Services to shareholders                                          1,032,282
---------------------------------------------------------------------------
Custodian fees                                                       11,654
---------------------------------------------------------------------------
Distribution services fees                                          650,548
---------------------------------------------------------------------------
Administrative services fees                                        434,591
---------------------------------------------------------------------------
Auditing                                                             23,693
---------------------------------------------------------------------------
Legal                                                                 8,581
---------------------------------------------------------------------------
Trustees' fees and expenses                                           9,819
---------------------------------------------------------------------------
Reports to shareholders                                             126,402
---------------------------------------------------------------------------
Registration fees                                                   103,724
---------------------------------------------------------------------------
Other                                                                21,684
---------------------------------------------------------------------------
Total expenses, before expense reductions                         3,358,994
---------------------------------------------------------------------------
Expense reductions                                                  (13,360)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          3,345,634
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (853,191)
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                         3,887,693
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   36,843,446
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       40,731,139
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $39,877,948
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED            YEAR ENDED
                                                              SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                     $   (853,191)         $   (723,340)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 3,887,693             1,651,629
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     36,843,446            16,803,913
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         39,877,948            17,732,202
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         271,172,284            46,365,816
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (117,805,880)          (27,079,668)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      153,366,404            19,286,148
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 193,244,352            37,018,350
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  74,350,267            37,331,917
------------------------------------------------------------------------------------------------------
Net assets at end of period                                      $267,594,619          $ 74,350,267
------------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                CLASS A
                                                                                                     DECEMBER 31,
                                                                                                     1996 TO
                                                             YEAR ENDED SEPTEMBER 30,                SEPTEMBER
                                                      --------------------------------------           30,
                                                        2000            1999           1998            1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $15.42          10.98          12.60             9.50
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              (.00)(c)      (0.11)(c)      (0.02)(c)        (0.02)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                              7.46           4.55          (1.05)            3.12
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                          7.46           4.44          (1.07)            3.10
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions               --             --          (0.55)              --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $22.88          15.42          10.98            12.60
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (A)                                       48.38          40.44(B)       (8.67)(B)        32.63**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)             142,256         39,623         21,040            6,289
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           1.40           1.59           1.46             1.49*
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)            1.40           1.30           1.25             1.49*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                (0.01)         (0.81)         (0.42)           (0.35)*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                101            125            190              364*
-----------------------------------------------------------------------------------------------------------------

                                                                                CLASS B
                                                                                                     DECEMBER 31,
                                                                                                     1996 TO
                                                             YEAR ENDED SEPTEMBER 30,                SEPTEMBER
                                                      --------------------------------------           30,
                                                       2000            1999           1998             1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $15.06          10.83           12.52             9.50
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                             (.20)(c)      (0.24)(c)       (0.04)(c)        (0.08)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                             7.28           4.47           (1.10)            3.10
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                         7.08           4.23           (1.14)            3.02
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions              --             --           (0.55)              --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $22.14          15.06           10.83            12.52
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (A)                                      47.01          39.06(B)        (9.30)(B)        31.79**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)             97,851         27,688          13,575            4,132
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          2.33           2.77            2.81             2.41*
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           2.32           2.17            2.12             2.41*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               (0.95)         (1.68)          (1.29)           (1.27)*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               101            125             190              364*
-----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                CLASS C
                                                                                                   DECEMBER 31,
                                                             YEAR ENDED SEPTEMBER 30,                1996 TO
                                                   ---------------------------------------------   SEPTEMBER 30,
                                                      2000           1999            1998             1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $15.06          10.84           12.53              9.50
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                             (.22)(c)      (0.25)(c)       (0.04)(c)         (0.07)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                  7.27           4.47           (1.10)             3.10
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                         7.05           4.22           (1.14)             3.03
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions              --             --           (0.55)               --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $22.11          15.06           10.84             12.53
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)                                       46.81          38.93(B)        (9.29) (B)        31.89**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)             27,487          7,039           2,717             1,188
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          2.44           2.96            2.76              2.19*
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           2.43           2.30            2.10              2.19*
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               (1.05)         (1.81)          (1.27)            (1.05)*
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               101            125             190               364*
--------------------------------------------------------------------------------------------------------------------

 * Annualized.

** Not annualized.

(a) Total return does not reflect the effect of sales charges.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Based on monthly average shares outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Aggressive Growth Fund (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end non-diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (no sales through September 30, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or

NOTES TO FINANCIAL STATEMENTS

                             sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASE & SALES OF
     SECURITIES              For the year ended September 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $219,629,828

                             Proceeds from sales                     144,183,805

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .20% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500 Stock
                             Index (thus the fee on an annual basis can range from .45% to .85% of average daily net assets).

                             For the year ended September 30, 2000 the Fund incurred a management fee as follows:

                                       Base fee                                                  $715,778
                                       Performance adjustment                                     220,238
                                                                                                 --------
                                       Total fees                                                $936,016
                                                                                                 ========

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended September 30, 2000 were $89,018.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended September 30, 2000 were $762,275, of which $152,345 was unpaid at September 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by KDI for the year ended September 30, 2000 were $434,591, of which $215,724 was unpaid at September 30, 2000. In addition $131 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $869,591 for the year ended September 30, 2000, of which $406,250 was unpaid at September 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended September 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $9,819 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                      YEAR ENDED                       YEAR ENDED
                                                                  SEPTEMBER 30, 2000               SEPTEMBER 30, 1999
                                                              --------------------------       --------------------------
                                                                SHARES         AMOUNT            SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                7,686,305    $170,725,802        1,654,500    $ 23,822,260
                                       ----------------------------------------------------------------------------------
                                        Class B                3,416,930      73,730,231        1,250,339      16,813,433
                                       ----------------------------------------------------------------------------------
                                        Class C                1,180,506      25,257,457          374,361       5,103,123
                                       ----------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                       --              --               --              --
                                       ----------------------------------------------------------------------------------
                                        Class B                       --              --               --              --
                                       ----------------------------------------------------------------------------------
                                        Class C                       --              --               --              --
                                       ----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (4,104,111)    (91,604,115)      (1,046,748)    (14,489,362)
                                       ----------------------------------------------------------------------------------
                                        Class B                 (769,617)    (16,299,188)        (620,400)     (9,794,000)
                                       ----------------------------------------------------------------------------------
                                        Class C                 (404,657)     (8,443,783)        (157,839)     (2,169,306)
                                       ----------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   64,418       1,458,794           46,000         627,000
                                       ----------------------------------------------------------------------------------
                                        Class B                  (66,375)     (1,458,794)         (46,000)       (627,000)
                                       ----------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $153,366,404                     $ 19,286,148
                                       ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------


5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $2,252 and $11,108, respectively, under these arrangements.

--------------------------------------------------------------------------------


6    LINE OF CREDIT          The Fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER AGGRESSIVE GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Aggressive Growth Fund, as of September 30, 2000 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1997. Those financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Aggressive Growth Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1997, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          November 16, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,113,000 as capital gain dividends for its year ended September 30, 2000, of which 100% represents 20% rate gains.

Please contact a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    CAROLINE PEARSON
Chairman and Trustee              President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President                    Assistant Treasurer
                                  and Secretary
LINDA C. COUGHLIN
Trustee                           JOHN R. HEBBLE
                                  Treasurer
DONALD L. DUNAWAY
Trustee                           SEWALL HODGES
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           ANN M. MCCREARY
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee and Vice        WILLIAM F. TRUSCOTT
President                         Vice President

SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President

WILLIAM P. SOMMERS                MAUREEN E. KANE
Trustee                           Assistant Secretary

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606
                                      www.kemper.com

TRUSTEES&OFFICERS

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unless preceded or accompanied by a
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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)